HIT Staff Participate in IBEW-NECA Employee Benefits Conference

Representatives of the AFL-CIO Housing Investment Trust (HIT) had the opportunity to discuss the advantages of investing with the HIT at the IBEW-NECA Employee Benefits Conference recently held in Naples, Florida.

The annual conference of employee benefit fund trustees is sponsored by the International Brotherhood of Electrical Workers (IBEW) and the National Electrical Contractors Association (NECA).

HIT Executive Vice President and Chief Portfolio Manager Chang Suh made a presentation at the conference on the HIT’s investment strategy and its strong performance record, emphasizing that the HIT is “well-positioned for continued success.” The HIT achieved a one-year gross return of 8.34% at December 31, 2011. Suh  also spoke about the housing these investments produce for working families as well as the over 11,000 union construction jobs generated to date through the HIT’s Construction Jobs Initiative, which are providing work for many IBEW members.

HIT Marketing Director Lesyllee White and Midwest Regional Marketing Director Paul Sommers were also on hand for the event.  “These are very challenging times for sponsors of employee benefit plans charged with safeguarding their members’ long-term financial security,” said White. “I think it’s more important than ever to get out the message that the HIT continues to be a stable, well-performing fund whose high credit quality fixed-income investments are valuable assets for pension plan portfolios, particularly given the current economic environment.”

HIT Midwest Regional Marketing Director Paul Sommers emphasized that the IBEW “has always been a strong supporter of the HIT,” adding that the IBEW currently has 90 IBEW affiliated funds participating in the HIT, more than any other international union.

The annual conference provides a forum for IBEW-NECA fund trustees to discuss current issues affecting funds and their participants and learn about new programs and services. The event offered attendees a wide variety of speakers and workshops on pension plan and health and welfare issues.

For the 1-, 3-, 5-, and 10-year periods ended December 31, 2011, the HIT’s net returns were 7.86%, 6.76%, 6.45%, and 5.89%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.